UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2008

APPLIED DIGITAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-26020	43-1641533
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 201 DELRAY BEACH, FLORIDA	33445
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-276-0477

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

On May 7, 2008, Applied Digital Solutions, Inc. d/b/a Digital Angel (the “Company”) filed a Current Report on Form 8-K and furnished a press release announcing its financial results for the first quarter of 2008. The Company hereby amends the Current Report on Form 8-K to clearly identify the December 31, 2007 condensed consolidated balance sheet as proforma and the condensed consolidated statements of operations for the three-months ended March 31, 2007 as proforma.

During the three-months ended March 31, 2008, the Company’s ownership interest in VeriChip Corporation, a Delaware corporation (“VeriChip”) fell below 50% and, therefore, during the three-months ended March 31, 2008, the Company began accounting for VeriChip under the equity method of accounting. The equity method of accounting is used for investments in affiliated companies, which the Company does not control and in which its interest is generally between 20% and 50% and the Company has significant influence over the entities. Prior period financial statements have been presented on a historical basis, and accordingly, include the results of operations of VeriChip under the consolidation method. For comparative purposes, we have presented a pro forma balance sheet as of December 31, 2007 and pro forma statements of operations for the three-months ended March 31, 2007 as if VeriChip had been accounted for under the equity method of accounting for those periods. These pro forma statements are furnished as Exhibit 99.1 and are labeled “Pro Forma”.

The information in this Current Report on Form 8-K/A, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K/A shall not be incorporated by reference into any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Condensed Consolidated Statements of Operations Data for the Three-Months Ended March 31, 2008 and 2007 and Condensed Consolidated Balance Sheets Data as of March 31, 2008 and December 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED DIGITAL SOLUTIONS, INC.

Date: May 14, 2008

By: /s/ Lorraine M. Breece
Name: Lorraine M. Breece
Title: Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Condensed Consolidated Statements of Operations Data for the Three-Months Ended March 31, 2008 and 2007 and Condensed Consolidated Balance Sheets Data as of March 31, 2008 and December 31, 2007